Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
January, 1998

Scheduled Maturity                                      6/15/99


Coupon                                                  5.8750%


Excess Protection Level
   3 Month Average  5.36%
     January, 1998  5.42%
     December, 1997  5.11%
     November, 1997  5.56%



Cash Yield                                              18.73%


Investor Charge Offs                                    4.84%


Base Rate                                               8.46%


Over 35 Day Delinquency                                 5.40%


Seller's Interest                                       25.34%


Total Payment Rate                                      11.29%


Total Principal Balance                                $5,558,199,355.06


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $1,408,199,355.1